This is filed pursuant to Rule 497(e).
File Nos. 2-10768 and 811-00204.

[LOGO]

                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                          -AllianceBernstein Mid-Cap Growth Fund

--------------------------------------------------------------------------------
Supplement dated February 5, 2008 to the Prospectus dated November 1, 2007 of the AllianceBernstein Growth Funds offering Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Mid-Cap Growth Fund, Inc. and the Prospectus dated November 1, 2007 of the AllianceBernstein Growth Funds offering Class A, Class R, Class K and Class I shares of AllianceBernstein Mid-Cap Growth Fund, Inc.

                                    * * * * *

The following information supplements certain information in the Prospectus under the heading "Management of the Funds - Portfolio Managers."

The Fund is managed by the Adviser's U.S. Mid Cap Growth Team. Rick Vallieres is no longer part of the team. Catherine Wood, Amy P. Raskin, Benjamin Ruegsegger and Thomas Zottner are the team members with the most significant responsibility for the day-to-day management of the Portfolio.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SK 00250 0157 843489